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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 18, 2000, in the Registration Statement (Form S-1
No. 333-       ) and related Prospectus of Argonaut Technologies, Inc. for the registration of shares of its common stock.

Palo Alto, California
April 27, 2000